SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 7, 2003


                             Cox Technologies, Inc.
             (Exact name of registrant as specified in its charter)


        North Carolina                    0-08006                   86-0220617
(State or other jurisdiction of  (Commission Identification No.)  (IRS Employer
        incorporation)                                             File Number)


       69 McAdenville Road, Belmont, North Carolina                 28012
        (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (704) 825-8146

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)      Not applicable
        (b)      Not applicable
        (c)      Exhibits

     The following exhibit is included pursuant to Item 12. Results of Operations and Financial Condition of Form 8-K:

       99.1 News Release issued by Cox Technologies, Inc. on August 6, 2003


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 6, 2003, Cox Technologies, Inc. issued a news release announcing results for the fiscal year ended April 30, 2003. A copy of this news release is included as Exhibit 99.1 and incorporated herein by reference.

     The information in this Current Report on Form 8-K, including Exhibit 99.1 included herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that Section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended, nor shall such information be deemed to be incorporated by reference into any filing of Cox Technologies, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to this Current Report on Form 8-K.






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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       COX TECHNOLOGIES, INC.


Date:    August 7, 2003                By: /s/ John R. Stewart
                                           ------------------------------------
                                           John R. Stewart
                                           Chief Financial Officer and Secretary